Exhibit 10.36

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

AMENDMENT # 7 TO THE MASTER SERVICES AGREEMENT

WHEREAS, Metavante Corporation, a Wisconsin corporation with a place of business at 4900 West Brown Deer Road, Brown Deer WI  53223 (“Metavante” or “Customer”) and Virtusa Corporation, a Delaware corporation with offices at 2000 West Park Drive, Westborough, MA 01581 (“Virtusa”) entered into a Master Services Agreement dated as of March 23, 2004, as amended  by the Prior Amendments  (as defined below) (the “Agreement”);

WHEREAS, the parties previously entered into the first Amendment to the MSA on March 31, 2006, Amendment #2 to the MSA on September 28, 2006, Amendment #3 to the MSA dated as of March 29, 2007 (“Amendment No. 3”), Amendment #4 to the MSA dated as of April 13, 2008 (“Amendment No. 4”),Amendment #5 to the MSA dated as of June 27, 2008 (“Amendment No. 5”) and Amendment #6 to the MSA dated as of May 27, 2009 (“Amendment No. 6) (collectively, the “Prior Amendments”).

WHEREAS,  the parties seek to amend the Agreement to reflect the terms and conditions under the Agreement and related work orders for the period of January 1, 2010  to December 31, 2010, subject to the terms of the Agreement, as amended hereby;

NOW THEREFORE, for valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree in this Amendment as follows:

1.               Capitalized terms used herein but not defined herein shall have the meanings set forth in the MSA.

2.               Section 8.1 of the MSA is hereby deleted and replaced in its entirety with the following:

“This Agreement will become effective as of the Effective Date and will remain in effect until December 31, 2010 or until all Services have been completed or terminated as provided herein, whichever occurs later, unless otherwise terminated under the provisions of the Agreement.  Metavante may terminate this Agreement or any Work Order for any reason, upon thirty (30) days prior written notice to Virtusa, unless otherwise stated in a Work Order with respect to such Work Order.

Virtusa may terminate this Agreement for any reason upon ninety (90) days prior written notice to Metavante; provided that no active Work Order is in effect. ”

3.               That the resource rates as set forth in Exhibit A attached hereto and the volume discount levels as set forth in Exhibit B attached hereto shall be in effect beginning January 1, 2010, and shall apply to all services provided under any Work Order entered into between Metavante, or an Affiliate of Metavante, and Virtusa and for which services are performed during the periods from January 1, 2010, to December 31, 2010. The Exhibits A and B attached hereto replace in their entirety such exhibits in the Agreement on January 1, 2010.

MSA Amendment #7 - November 16, 2009

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

4.               Except as otherwise stated herein, all terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment to the MSA by their duly authorized representatives as of the day and year below.

METAVANTE CORPORATION	VIRTUSA CORPORATION
“Metavante”	“Virtusa”

/s/ Michelle K. Bowen	/s/ Paul D. Tutun
Signature	Signature
Michelle K. Brown	Paul D. Tutun
Name	Name
Senior Vice President	V.P. & General Counsel
Title	Title
12-21-09	12-18-09
Date	Date

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHIBIT A

Virtusa Resource Rates for Metavante and its Affiliates

Effective January 1, 2010 to December 31, 2010

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS.

EXHBIT B

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